UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

SSGI, INC. (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-160700 (Commission File Number)	91-1930691 (IRS Employer Identification No.)

8120 Belvedere Road, Suite 4, West Palm Beach, Florida 33411 Telephone No.: (561) 333-3600 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 9, 2009, SSGI, Inc. (“SSGI”) issued a press release (the “Press Release”) announcing that its Form S-1 Registration Statement filed with the Securities and Exchange Commission (the “SEC”) has become effective and SSGI is now a fully-reporting company with the SEC.  Furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Press Release.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSGI, INC.

Date: December 9, 2009	By:	/s/ Ryan Seddon
Ryan Seddon
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 9, 2009